EXHIBIT 99.2
CERTIFICATE OF DESIGNATIONS





                             MDI ENTERTAINMENT, INC.

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES

                     AND RIGHTS OF SERIES C PREFERRED STOCK



         The undersigned officer of MDI Entertainment, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred by the Certificate of Incorporation, as amended to date, and pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of MDI Entertainment, Inc., on April 11, 2001, adopted a resolution providing for certain powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of Series C Preferred Stock, $.001 par value, of the Corporation, which resolution are as follows:


         RESOLVED: That a series of Preferred Stock, par value $.001 per share, to be known as "Series C Preferred Stock," of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof shall be fixed as set forth in the Certificate of Designations, Preferences and Rights of Series C Preferred Stock of the Corporation (the "Certificate of Designations") substantially in the form presented to the Board of Directors; and it is further


Designation of Series C Preferred Stock is attached as follows.

         RESOLVED: That the appropriate officer or officers of the Corporation be, and they hereby are, authorized pursuant to the authority conferred upon them by the Certificate of Incorporation, and pursuant to the provisions of
Section 151 of the General Corporation Law of the State of Delaware, to file such Certificate of Designations with the Secretary of State of the State of Delaware.

         EXECUTED as of this 23rd day of April, 2001.

                                    MDI ENTERTAINMENT, INC.


                                    By:  /s/ /Steven M. Saferin
                                       -----------------------------------------

                                          Steven M. Saferin
                                          President

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             DESCRIPTION AND DESIGNATION OF SERIES C PREFERRED STOCK

         1.       Designation and Definitions.


                  (a) Designation. A total of 2,100 shares of the Corporation's previously undesignated Preferred Stock, $.001 par value, shall be designated as the "Series C Preferred Stock." The original issue price per share of the Series C Preferred Stock shall be $1,523.81 (the "Original Issue Price").

                  (b) Certain Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

     (i) "Common Stock" means the common stock, par value $.001 per share, of the Corporation.

     (ii) "Conversion Date" means each date on which the Corporation receives by telecopy written notice in accordance with Section 5(g) hereof from a holder of Series C Preferred Stock that such holder elects to convert shares of its Series C Preferred Stock.

     (iii) "Issue Date" means, with respect to each share of Series C Preferred Stock held by any holder, the date on which the Corporation originally issued such share to a holder (regardless of the number of times transfer of such share is made on the stock transfer books maintained by or for the Corporation, and regardless of the number of certificates which may be issued to evidence such share, and irrespective of any subsequent transfer or other disposition of such share to any other holder).


         2.      Dividends.


                  (a) Preferred Dividend - Cash and/or In-Kind. When and as declared by the Board of Directors and to the extent permitted by the General Corporation Law of the State of Delaware, the Corporation shall pay preferential dividends to the holders of the Series B Preferred Stock as provided in this
Section 2(a).

     (i) Preferred Dividend. Except as otherwise provided herein, dividends on each share of Series C Preferred Stock shall accrue at the rate of eight percent (8%) per annum of the Original Issue Price, from and including the Issue Date of such share to and including the date on which the Liquidation Value of such share is paid or such share is converted in accordance with the provisions hereof (the "Preferred Dividend"). Such Preferred Dividend will accrue whether or not it has been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for its payment.

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     (ii)  Quarterly  Payments.  Commencing  on April 25,  2001,  the  Preferred
     Dividend shall be payable in cash subject to Section 2(a)(v) below quarterly, for the actual number of days elapsed, on each March 31, June 30, September 30 and December 31, to the holders of record of shares of Series C Preferred Stock as of the tenth (10th) trading day preceding the applicable dividend payment date.

     (iii) Interest. Accrued but unpaid Preferred Dividends shall bear interest at a rate of five percent (5%) of any quarterly payment due and payable in the event any such amounts remain unpaid for ten (10) days after such payment due date. Preferred Dividends paid in cash in an amount less than the total amount of such dividends at the time accrued and payable shall be allocated on a share-by-share basis among all shares of Series C Preferred Stock at the time outstanding.

     (iv) Payment Upon Conversion. On the date on which any holder's shares of Series C Preferred Stock are converted into Common Stock pursuant to
     Section 5 hereof, the accrued Preferred Dividends with respect to the shares so converted shall be paid to such holder. All accrued Preferred Dividends also shall be payable upon the liquidation, dissolution or winding up of the Corporation.

     (v) Payment in Common Stock. The Corporation, at its sole discretion, may pay the Preferred Dividends in cash or in shares of Common Stock at the then fair market value per share of Common Stock as of the date on which the Preferred Dividend is payable. For purposes of this Section 2(a)(v), fair market value shall be the average of the closing bid price of the Common Stock of the Corporation as reported by the Nasdaq/OTC Bulletin Board, the Nasdaq SmallCap Market or the Nasdaq National Market or, if the Corporation's Common Stock is no longer traded on a Nasdaq market, such other exchange on which the Corporation's Common Stock is then traded, for thirty (30) Trading Days immediately preceding the date on which the Preferred Dividend is payable.

     (vi) Fractional Shares. Notwithstanding anything herein to the contrary, no fractional shares shall be issued pursuant to this Section 2, and the number of shares of Common Stock issued upon the payment of the Preferred Dividend shall be rounded up or down to the nearest whole share.

                 (b) If the Board of Directors shall declare any dividend or distribution payable upon the then outstanding shares of Common Stock, the holders of the Series C Preferred Stock shall be entitled to the amount of dividends and distributions on the Series C Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 5 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend. Such determination of "whole shares" shall be based upon the aggregate number of shares of Series C Preferred Stock held by each holder, and not upon each share of Series C Preferred Stock so held by the holder.
                  (c) Subject to the foregoing provisions of this Section 2, the Board of Directors may declare and the Corporation may pay or set apart for payment, or cause the accrual of, stated or cumulative dividends and other distributions on any other series of preferred stock hereafter designated, and may purchase or otherwise redeem any of the same (or any warrants, rights, options or other securities exercisable therefor or convertible or exchangeable thereinto), andthe holders of Series C Preferred Stock shall not be entitled to share therein.

         3.       Liquidation, Dissolution Or Winding Up.


                  (a) Treatment At Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series C Preferred Stock (including the Series B Preferred Stock of the Corporation), and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated by the Board of Directors in the future to be senior ("Senior Stock") to or on a parity ("Pari Passu Stock") with the Series C Preferred Stock with respect to liquidation preferences, the holder of each share of Series C Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to $1,523.81 per share (the "LiquidationValue").

         If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders after appropriate deduction is made for payment in full of the liquidation preference of all Senior Stock shall be insufficient to pay the holders of the Series C Preferred Stock and any Pari Passu Stock the full amount to which they otherwise would be entitled, the holders of Series C Preferred Stock and any Pari Passu Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series C Preferred Stock and any Pari Passu Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Liquidation Value payable upon all shares of Series C Preferred Stock and Pari Passu Stock then outstanding.

         After such payment shall have been made in full to the holders of the Senior Stock, Series C Preferred Stock and any Pari Passu Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series C Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock and any class or series of capital stock designated to be junior to the Series C Preferred Stock (if any) in right of payment upon any liquidation, dissolution or winding up of the Corporation.

         The amounts set forth above shall be subject to equitable adjustment by the Board of Directors whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series C Preferred Stock.

                  (b) Distributions Other Than Cash. Whenever the distributions provided for in this Section shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series C Preferred Stock.

                  (c) Merger. If any merger or consolidation of the Corporation into or with another corporation shall occur and in such merger or consolidation, the Corporation's Common Stock shall be converted or exchanged into stock, securities or other property, the Series C Preferred Stock shall be converted into the same such stock, securities or property in an amount per share equal to the largest number of whole shares of Common Stock into which such holder's shares of Series C Preferred Stock could be converted on the date of such transaction.

         4.      Voting Power.


                  (a) General. Except as otherwise expressly provided in this
Section 4 or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series C Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series C Preferred Stock could be converted, pursuant to the provisions of
Section 5 hereof, at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly required by law, the holders of shares of Series C Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation.

         Such determination of "whole shares" shall be based upon the aggregate number of shares of Series C Preferred Stock held by each holder, and not upon each share of Series C Preferred Stock so held by the holder.


                  (b) Amendments To Charter. For so long as there are any shares of Series C Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or this Certificate of Designation in any manner adverse to the holders of Series C Preferred Stock (including, without limitation, pursuant to or as a result of any merger, consolidation or otherwise) without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a class, each share of Series C Preferred Stock to be entitled to one vote in each instance. Without limiting the generality of the foregoing, the creation, or increase in the authorized number of shares, of any class or series of stock ranking senior to or on a parity with the Series C Preferred Stock either as to dividends or upon liquidation shall be deemed to adversely affect the rights of the holders of Series C Preferred Stock for purposes of this Section 4(b).

         5.      Conversion Rights.

                  (a) Conversion. Each holder of Series C Preferred Stock shall have the right, at such holder's option, to convert at any time any of the shares of Series C Preferred Stock held by such holder into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying the number of shares of Series C Preferred Stock to be converted by the Conversion Ratio (as defined below).

                  (b) Conversion Ratio. The conversion ratio (the "Conversion Ratio") shall initially be 1,000. The initial Conversion Ratio shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series C Preferred Stock is convertible, as hereinafter provided.

                  (c) Automatic Conversion. The Series C Preferred Stock shall be automatically converted (on a pro rata basis if more than one holder) at the then effective Conversion Ratio as follows: (i) twenty-five percent (25%) of the Series C Preferred Stock (said 25% being equivalent to five hundred twenty five
(525) shares of Series C Preferred Stock) shall be automatically converted no later than one hundred twenty (120) days from the Issue Date, and (ii) after a registration statement covering the full amount of the shares of Common Stock underlying the Series C Preferred Stock has been filed by the Corporation with the Securities and Exchange Commission, an aggregate of five hundred twenty five
(525) shares of Series C Preferred Stock shall be automatically converted into Common Stock every ninety (90) days. Upon the happening of such automatic conversions, the Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon any such conversion unless certificates evidencing such shares of Series C Preferred Stock being converted are either delivered to the Corporation, or the holder of such shares notifies the Corporation that such certificates have been lost, stolen, or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

                  (d) Adjustment for Subdivisions, Combinations or Consolidations of Common Stock. In the event of a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), the Conversion Ratio in effect immediately prior to the record date or effectiveness, as the case may be, of such subdivision shall, concurrently with such record date or effectiveness, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Ratio in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

                  (e) Adjustment For Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Issue Date, the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above or stock dividend, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by a holder of the number of shares of Common Stock into which such share of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (f) Certificate As To Adjustments; Notice By Corporation. In each case of an adjustment or readjustment of the Conversion Ratio, the Corporation at its expense will furnish each holder of Series C Preferred Stock so affected with a certificate prepared by an officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (g) Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series C Preferred Stock shall give written notice by telecopy to the Corporation at its principal office that such holder elects to convert shares of its Series C Preferred Stock and shall thereafter surrender the original certificate(s) representing the shares being converted to the Corporation at its principal office together with an originally executed copy of such notice. Such notice shall also state the name or names (with its address or addresses, as well as the address(es) for delivery) in which the certificate(s) for shares of Common Stock issuable upon such conversion shall be issued. The certificate(s) for the shares of Series C Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the Corporation receives the original certificate(s) for the shares of Series C Preferred Stock surrendered for conversion, the proper assignment thereof to the Corporation or in blank and the original notice of conversion (collectively, the "Original Documentation"), but in no event more than three (3) business days after the Corporation's receipt of the Original Documentation, the Corporation shall issue and shall deliver to the holder of the shares of Series C Preferred Stock being converted, at the addresses set forth therefor by the holder, such certificate(s) as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in
Section 5(h), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series C Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of the shares of Common Stock represented thereby.

                  (h) Cash In Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series C Preferred Stock. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of Series C Preferred Stock, the Corporation shall pay to the holder of the shares of Series C Preferred Stock being converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares of Series C Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series C Preferred Stock being converted.

                  (i) Partial Conversion. In the event some but not all of the shares of Series C Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C Preferred Stock which were not converted. Such new certificate shall be so delivered on or prior to the date set forth in Section 5(h) for the delivery of certificates for shares of Common Stock.

                  (j) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, then the Corporation shall be deemed to be in breach and default of its obligations hereunder, and in addition to all charges, claims and rights at law or in equity that each holder shall be entitled to, the Corporation shall use all means reasonably available to it, and promptly take any and all actions as may be necessary, to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         6. Redemption and Repurchase Rights. The Corporation shall have no right to redeem, and holders of shares of Series C Preferred Stock shall have no right to cause the Corporation to redeem, any or all of the outstanding shares of Series B Preferred Stock.

         7.      Notices of Record Date.  In the event of any:


                  (a) taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                  (b) capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

                  (c) voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall telecopy and thereafter mail or cause to be mailed to each holder of Series C Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be telecopied and thereafter mailed by first class mail, postage prepaid, or by express overnight courier service, at least ten
(10) days prior to the date specified in such notice on which such action is to be taken.


         8.       General.


                  (a) Replacement of Certificates. Upon the Corporation's receipt, from the holder of any certificate evidencing shares of Series C Preferred Stock, of evidence reasonably satisfactory to the Corporation (an affidavit of such holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of such certificate, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, and in the case of any such mutilation, upon surrender of such certificate, the Corporation (at its expense) shall execute and deliver to such holder, in lieu of such certificate, a new certificate that represents the number of shares represented by, is dated the date of, is issued in the name of the holder of, and is substantially identical in form of, such lost, stolen, destroyed or mutilated certificate.

                  (b) Payment of Taxes. The Corporation shall pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed in connection with the issuance or delivery of any shares of Common Stock (or other of the Corporation's securities) that results from the conversion of shares of Series C Preferred Stock pursuant to this Certificate of Designation. Notwithstanding the foregoing, if the Corporation, pursuant to a notice from a holder of any shares of Series C Preferred Stock, effects the issuance or delivery of any shares of Common Stock (or other of the Corporation's securities) in any name(s) other than such holder's name, then such holder shall deliver to the Corporation with the aforesaid notice (A) all transfer taxes and other governmental charges payable upon the issuance or delivery of securities in such other name(s) or (B) evidence satisfactory to the Corporation that such taxes and charges have been or shall be paid in full.

                  (c) Status of Converted Shares. Shares of Series C Preferred Stock that are converted or otherwise acquired by the Corporation in any manner (including by purchase or exchange) shall be canceled and upon cancellation (i) shall no longer be deemed to be outstanding, (ii) shall become authorized but unissued shares of preferred stock undesignated as to series and (iii) may be reissued as part of another series of preferred stock.

                  (d) Waiver. Any provision of the Certificate of Designations may be amended and observance thereof may be waived only with the written consent of the holders of not less than fifty-one percent (51%) of the outstanding shares of the Series C Preferred Stock.